UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

United States Steel Corporation
(Exact name of registrant specified in its charter)

Delaware	1-16811	25-1897152
---------------	------------------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street
Pittsburgh, PA 15219-2800
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 433-1121

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

ITEM 8.01.     OTHER EVENTS.
On July 31, 2017, United States Steel Corporation issued a press release announcing its intention to offer, subject to market and other conditions, $750 million aggregate principal amount of senior notes due 2025. A copy of the press release is filed as Exhibit 99.1.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits.

Exhibit Number	Description
99.1	Press release, dated July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:    /s/ Colleen M. Darragh
Colleen M. Darragh
Vice President and Controller

Dated: July 31, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated July 31, 2017